                                 SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential. For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           THE ASIA PACIFIC FUND, INC.

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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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       3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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       5)     Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                           THE ASIA PACIFIC FUND, INC.
                              Gateway Center Three
                              Newark, NJ 07102-4077

July 24, 2001

Dear Stockholder:

We  previously  sent you proxy  materials  for the  Annual  Meeting  of The Asia
Pacific Fund,  Inc. to be held at the offices of Sullivan  &  Cromwell,  125
Broad Street -- 33rd Floor, New York, NY 10004 on August 8, 2001 at 9:00 a.m.

The Board of Directors recommends that you vote "FOR" the election of
management's   three  Board   nominees  and   "AGAINST"   the  two   stockholder
proposals.

Since we have not yet received your vote, another proxy card and return envelope are enclosed for your convenience.  With the meeting fast  approaching,  we urge you to give this matter your  immediate  attention and return your proxy card in the enclosed return envelope.

To ensure that your shares are  represented  at the meeting and to help avoid the expense of further  solicitation,  please take a few minutes to vote today.
Your vote is important regardless of the number of shares you own.

Thank you for your cooperation.

Sincerely,

The Asia Pacific Fund, Inc.

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|  If you have any questions or need assistance in voting your shares, please  |
|   contact our proxy solicitor, Georgeson Shareholder Communications Inc.:    |
|                         TOLL FREE: 1-800-223-2064                            |
--------------------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                              Gateway Center Three
                              Newark, NJ 07102-4077

July 24, 2001

Dear Stockholder:

We  previously  sent you proxy  materials  for the  Annual  Meeting  of The Asia
Pacific Fund,  Inc. to be held at the offices of Sullivan  &  Cromwell,  125
Broad Street -- 33rd Floor, New York, NY 10004 on August 8, 2001 at 9:00 a.m.

The Board of Directors recommends that you vote "FOR" the election of
management's   three  Board   nominees  and   "AGAINST"   the  two   stockholder
proposals.

Since we have not yet received your vote, another proxy card and return envelope are enclosed for your convenience. You may also vote by telephone or internet by following  the  instructions  on  the  enclosed  form.  With  the  meeting  fast approaching, we urge you to give this matter your immediate attention and return your proxy card in the enclosed return envelope.

To ensure that your shares are  represented  at the meeting and to help avoid the expense of further  solicitation,  please take a few minutes to vote today.
Your vote is important regardless of the number of shares you own.

Thank you for your cooperation.

Sincerely,

The Asia Pacific Fund, Inc.

--------------------------------------------------------------------------------
|  If you have any questions or need assistance in voting your shares, please  |
|   contact our proxy solicitor, Georgeson Shareholder Communications Inc.:    |
|                         TOLL FREE: 1-800-223-2064                            |
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